Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities	Derivative Instruments and Hedging Activities
In the normal course of business, DPL enters into various financial instruments, including derivative financial instruments. We use derivatives principally to manage the interest rate risk associated with our long-term debt. The derivatives that we use to economically hedge these risks are governed by our risk management policies for forward and futures contracts. Our net positions are continually assessed within our structured hedging programs to determine whether new or offsetting transactions are required. We monitor and value derivative positions monthly as part of our risk management processes. We use published sources for pricing, when possible, to mark positions to market. All of our derivative instruments are used for risk management purposes and are designated as cash flow hedges if they qualify under FASC 815 for accounting purposes.
DPL's interest rate swaps were designated as a cash flow hedge and had a combined notional amount of $140.0 million as of December 31, 2019. These swaps settled during 2020 when the related debt was repaid.
Cash Flow Hedges
As part of our risk management processes, we identify the relationships between hedging instruments and hedged items, as well as the risk management objective and strategy for undertaking various hedge transactions. The fair values of cash flow hedges determined by current public market prices will continue to fluctuate with changes in market prices up to contract expiration. With the adoption of ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted improvements to Accounting for Hedging Activities effective January 1, 2019, we will no longer be required to calculate effectiveness and thus the entire change in the fair value of a hedging instrument will be recorded in other comprehensive income and amounts deferred will be reclassified to earnings in the same income statement line as the hedged item in the period in which it settles.
In August 2020, the two interest rate swaps to hedge the variable interest on the $140.0 million variable interest rate tax-exempt First Mortgage Bonds expired, as the associated debt reached maturity. The interest rate swaps had a combined notional amount of $140.0 million and settled monthly based on a one-month LIBOR. The AOCL associated with the swaps was amortized out of AOCL into interest expense over the life of the underlying debt.
We had previously entered into interest rate derivative contracts to manage interest rate exposure related to anticipated borrowings of fixed-rate debt. These interest rate derivative contracts were settled in 2013 and we continue to amortize amounts out of AOCL into interest expense.
We use the income approach to value the swaps, which consists of forecasting future cash flows based on contractual notional amounts and applicable and available market data as of the valuation date. The most common market data inputs used in the income approach include volatilities, spot and forward benchmark interest rates (LIBOR). Forward rates with the same tenor as the derivative instrument being valued are generally obtained from published sources, with these forward rates being assessed quarterly at a portfolio-level for reasonableness versus comparable published rates. We reclassify gains and losses on the swaps out of AOCL and into earnings in those periods in which hedged interest payments occur.
The following tables provide information on gains or losses recognized in AOCL for the cash flow hedges for the periods indicated:

	Years ended December 31,
	2020	2019		2018
$ in millions (net of tax)	Interest Rate Hedge	Power	Interest Rate Hedge	Power	Interest Rate Hedge
Beginning accumulated derivative gain in AOCL	$14.5	$0.4	$16.6	$(2.8)	$17.5

Net gains / (losses) associated with current period hedging transactions	—	—	(1.0)	—	(0.1)
Net (gains) / losses reclassified to earnings:
Interest Expense	(0.9)	—	(1.1)	—	(0.8)
(Income) / loss from discontinued operations before income tax	—	(0.4)	—	3.2	—
Ending accumulated derivative gain in AOCL	$13.6	$—	$14.5	$0.4	$16.6

Portion expected to be reclassified to earnings in the next twelve months	$(0.8)
When applicable, DPL has elected not to offset derivative assets and liabilities and not to offset net derivative positions against the right to reclaim cash collateral pledged (an asset) or the obligation to return cash collateral received (a liability) under derivative agreements. As of December 31, 2020 and 2019, DPL did not have any offsetting positions.
The following table summarizes the fair value, balance sheet classification and hedging designation of DPL’s interest rate swaps.

			December 31,
$ in millions	Hedging Designation	Balance sheet classification	2020	2019
Interest rate swap	Cash Flow Hedge	Prepayments and other current assets	$—	$0.1